Earnings/(Loss) per share	6 Months Ended
Jun. 30, 2025
Earnings/(Loss) per share [Abstract]
Earnings/(Loss) per share
17.	Earnings/(Loss) per share

(a)	Basic earnings/(loss) per ordinary share

	June 30, 2025	June 30, 2024
Loss attributable to equity holders of the parent (USD)	(2,698,349)	(83,227,664)
Weighted average number of ordinary shares outstanding	21,327,560	11,979,363
Basic loss per ordinary share (USD)	(0.13)	(6.95)

(b)	Diluted earnings/(loss) per ordinary share

The Group has issued a convertible note as disclosed under Note 10. The note was exercised and was converted into 259,082 of Class A ordinary shares at the initial public offering (“IPO”) price on September 12, 2025 as per disclosed in the subsequent event.

In connection with the underwriter of the IPO, the Group also issued representative’s warrants (warrants for the underwriter) under an Underwriting Agreement as part of the total underwriting compensation, enabling the underwriter to subscribe for shares of the Company with an expiry period of 5 years from closing date.

Including the effects of convertible notes and warrants would reduce the loss per share which is anti-dilutive. For the reporting periods, the Company has incurred a net loss. Accordingly, those potential shares are excluded from the diluted earnings per share calculation. Therefore, for those periods, basic and diluted loss per share are the same.